The Cboe Vest Family of Funds

SUMMARY PROSPECTUS

February 28, 2018

Cboe Vest S&P 500® Enhance and Buffer Fund
Investor Class Shares (MRALX)
Institutional Class Shares (MRAIX)
Class Y Shares (MRAYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.cboevestfunds.com. You may also obtain this information at no cost by calling toll-free at 855-505-VEST (8378). The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2018 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Cboe Vest S&P 500® Enhance and Buffer Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Cboe S&P 500® Enhance and Buffer Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares	Class Y Shares

Maximum sales charge (load) imposed on purchases (as a Percentage of offering price)	None	None	None

Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None

Redemption Fee (as a percentage of the amount redeemed On shares after holding them for 30 days or less)	2.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) and Service Fees	0.25%	None	None
Other Expenses(1)	0.32%	0.32%	0.32%
Shareholder Service Plan(1)	0.05%	0.05%	0.00%
Total Annual Fund Operating Expenses	1.37%	1.12%	1.07%

Fee Waivers and/or Expense Reimbursements(2)	(0.17%)	(0.17%)	(0.37%)

Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(2)	1.20%	0.95%	0.70%

(1)	Other Expenses and Shareholder Services Plan are estimated for the Fund’s first full fiscal year.
(2)
Cboe Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the average daily net assets of each class of shares of the Fund offered in this prospectus, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.70%. The Adviser may not terminate this expense limitation agreement prior to February 28, 2019. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years
Investor Class Shares	$122	$417
Institutional Class Shares	$97	$339
Class Y Shares	$72	$304

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the most recent fiscal period ended October 31, 2017, the Fund’s portfolio turnover rate was zero due to the Fund not having any long-term securities for the period.

Principal Investment Strategies

As explained in greater detail below, the Fund attempts to meet its objective of tracking, before fees and expenses, the performance of the Index, by constructing a portfolio of options that are similar to options that comprise the Index.

Before you read more about the specifics of the Adviser’s approach to managing the Fund (see “Adviser’s Investment Approach” below), it is important to understand the Index. Immediately following this section is information about the Index and its constituent parts. Following this disclosure is information about the Adviser’s Investment Approach (i.e., how the Adviser manages the Fund to achieve its objective).

About the Index

The methodology of the Index was created by the Chicago Board Options Exchange (“Cboe®”), an affiliate of the Adviser. The value of the Index is calculated daily as of the close of trading hours on the New York Stock Exchange by Cboe® (the “Index Calculation Agent”) utilizing an option valuation model and data provided by Cboe®. The Index is designed to provide target outcome returns linked to the US large capitalization stock market. The Index measures the returns of a portfolio of exchange traded FLexible EXchange® Options (“FLEX Options”) that reference the S&P 500® Index and are designed to track the returns of an “Enhanced Buffer Range Capture” options strategy that over a period of approximately one month seeks to provide, before net options premium paid or received, 2 times enhanced returns on appreciation of the S&P 500® Index up to a capped level of 5.0%, buffer protect against the first 3.5% of losses, and deliver 2 times enhanced returns on losses of more than 3.5%.

The “Enhanced Buffer Range Capture Strategy” is a type of “Target Outcome” strategy. A Target Outcome strategy seeks to target returns from an investment that is bought at inception of the strategy and held for a specific period of time. An Enhanced Buffer Range Capture strategy is an investment in a portfolio of options linked to an underlying asset (e.g., the S&P 500® Index) which, when bought at inception of the strategy and held to the expiration of the options, seeks to target returns that provide two-to-one enhanced returns on the price appreciation of the underlying asset up to a capped level, buffer protect against downside losses due to decline in the underlying asset in a pre-defined range, and two-to-one exposure to any losses from price depreciation in the underlying assets beyond the buffer range.

The options portion of the Index measures the performance of portfolio of exchange traded FLEX Options of European style options, which means that they will be exercisable at the strike price only on the option expiration date, that replicate the returns of an Enhanced Buffer Range Capture Strategy that:

•	has its inception on the last business day of a calendar month and

•	if held to the last business day of the following month, seeks to provide returns that

	o	provide two-to-one enhanced returns on the price appreciation of the S&P 500® Index up to a capped level of 5%,
	o	buffer protect against downside losses due to decline in the S&P 500® Index of the first 3.5%, and
	o	provide two-to-one exposure to any losses from price depreciation in the underlying assets beyond the 3.5% buffer.

The net options premium paid or received to enter into the Enhanced Buffer Range Capture Strategy is computed by the Index Calculation Agent on the last business day of each month and is subtracted or added to the returns of the Index, and assumed to be invested in cash, cash equivalents, or fixed income securities issued by the U.S. Treasury of duration of approximately one year or less.

Adviser’s Investment Approach

To meet its objective, the Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund will invest, under normal circumstances, at least 80% of its net assets in the component securities (i.e., FLEX Options or standardized options (the “Options Portfolio”)) that are similar to the FLEX Options that comprise the Index. The Fund’s returns or losses from the Options Portfolio before all estimated fees and expenses accrue from two sources that are a function of the price and returns of the S&P 500® Index:

Enhanced Buffer Range Capture Strategy
First, the Fund will accrue returns from the Enhanced Buffer Range Capture Strategy that are based on the price performance of the S&P 500® Index from the last business day of each calendar month to the last business day of the following calendar month (the “holding period”) subject to the following conditions:

•	If the S&P 500® Index appreciates over the holding period, the Funds seeks a return from the Options Portfolio that increases by twice the percentage increase of the S&P 500® Index, up to a maximum return of 5%;
•	If the S&P 500® Index decreases over the holding period by 3.5% or less, the Fund seeks a return from the Options Portfolio of zero; and
•	If the S&P 500® Index decreases over the holding period by more than 3.5%, the Funds seeks a return loss from the Options Portfolio that is 3.5% less than twice the percentage loss on the S&P 500® Index a with a maximum possible loss of 100%.

Net Options Premiums

Second, the Fund will accrue returns from the Net Options Premiums that represents the difference between the total premiums paid for the Options Portfolio and a comparable direct notional investment in the stocks that comprise the S&P 500 Index. The Fund’s Options Portfolio that seeks to replicate the returns of the Index’s Enhanced Buffer Range Capture Strategy consists of buying options (“Bought Options”) and selling (or “writing”) options (“Sold Options”). By selling Sold Options at the start of the holding period, the Fund receives premiums from the options buyer. By buying Bought Options at the start of the holding period, the Fund pays premiums to the option seller. The total premium paid by the Fund at the start of the holding period is the difference between the premium paid for purchasing the Bought Options less the premium received for selling the Sold Options. The Net Options Premiums refers to the difference between the total premiums paid by the fund and comparable direct notional investment in the stocks that comprise the S&P 500 Index. When the Net Options Premiums is positive, the returns of the Fund over the holding period are reduced by the Net Options Premiums. When the

Net Options Premiums are negative, the return of the Fund over the holding period is increased by the Net Options Premiums. The Net Options Premiums will be invested in cash, cash equivalents, or fixed income securities issued by the U.S. Treasury of duration of approximately one year or less.

The Fund will construct a non-diversified portfolio that may include exchange-traded FLEX or standardized options that reference either the S&P 500® Index and/or exchange-traded funds that seeks to track the S&P 500® Index (the “Reference ETF”). Specifically, the Fund may consist of purchased call options (i.e., options that gives the Fund the right to buy the Reference ETF or the value of the S&P 500® Index), written put options (i.e., options that obligate the Fund the buy the Reference ETF or the value of the S&P 500® Index), purchased put options (i.e., options that give the Fund the right to sell the Reference ETF or the value of the S&P 500® Index), written call options (i.e., options that obligate the Fund to sell the Reference ETF or the value of the S&P 500® Index) and fixed income securities issued by the US Treasury of duration of approximately one year or less that are similar to those utilized in the Index. It is anticipated that more than 90% of the Fund’s investment will be in FLEX options. The Fund is designed to provide partial protection from market downturns at the expense of limiting gains when the market is strongly positive and two-to-one losses for losses beyond the first 3.5% loss when the market is negative by more than 3.5%.

The Fund’s portfolio will be designed to provide investment returns that are correlated with those of the S&P 500® Index, with the monthly gains enhanced in a certain range of positive returns for the S&P 500 Index while being capped outside that range and the monthly losses mitigated in a certain range of negative returns while being enhanced outside that range.

Option contracts on an index give one party the right to receive or deliver cash value of the particular index, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Many options are exchange-traded and are available to investors with set or defined contract terms. The Fund will use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles (i.e., American-style exercisable any time prior to the expiration date or European-style exercisable only on the option expiration date) and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions.

The Index measures the performance of a portfolio of purchased and written put and call FLEX options. The Fund will utilize purchased and written put and call options similar to those that are part of the Index to seek to track, before fees and expenses, the performance of the Index. Put options give the holder (i.e., the buyer) the right to sell an asset (or deliver cash value of the index, in case of index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of index call option) at a certain defined price. Option contracts are generally European style options, which means that they will be exercisable at the strike price only on the option expiration date.

The options the Fund uses are designed to protect an investment that is designed to track the S&P 500® Index against a decline of up to 3.5% of the S&P 500® Index on a monthly basis. The options do not protect against declines of over 3.5% and will enhance the losses for declines of more than 3.5% in the S&P 500® Index by a two-to-one basis with respect to losses in excess of 3.5%. The Fund will bear any losses in excess of 3.5%. Further, while the Fund seeks to limit losses from declines up to 3.5% of the S&P 500® Index on a monthly basis, there is no guarantee that it will do so. The options also are intended to allow the Fund to participate in enhanced gains in the S&P 500® Index up to a maximum monthly return of 5%. Thus, even if S&P 500® Index gains exceed that maximum return of 5%, the Fund’s gains will be capped. The Fund may have to pay a net premium for taking the position in the portfolio of options. This premium will impose a cost on the Fund and reduce its performance. The proceeds from the portfolio of options, upon their expiry will have to be higher than the premium paid for the Fund to realize any gains before any fees and expenses.

As the options expire every month, they are replaced. By replacing options monthly, the Fund seeks to ensure that investments made are partially protecting against downturns, enhancing gains subject to a cap, risking enhanced losses, and sacrificing gains above 5% in the following month.

Because of certain potential limitations of the Investment Company Act of 1940 associated with trading options on the Chicago Board Options Exchange (“Cboe”) and any other exchanges owned or controlled by Cboe Holdings, Inc. (“Cboe Exchanges”), the Fund will direct all broker-dealers to not effect transactions in options on any Cboe Exchanges until such time that appropriate exemptive and/or no-action relief is obtained from the Securities and Exchange Commission (“SEC”) and/or its staff by the Adviser, the Cboe and/or any mutual funds advised by the Adviser. This restriction shall not prevent the Adviser or the Fund from engaging in other transactions or receiving other services from the Cboe or for which the Cboe may receive a benefit, such as pricing services, provided such transactions and/or the receipt of such services is consistent with applicable statutes, rules, regulations and interpretive positions of the SEC and its staff.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Fund invests can be worse than expected and investments may fail to perform as the Adviser expects. As a result, the value of your shares in the Fund may decrease.

Specific risks of investing in the Fund are described below.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, S&P 500® Index changes, and other market factors, may change rapidly over time. Options may expire unexercised, causing the Fund to lose the premium paid for the options. The Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the securities, stock indexes or ETFs on which the options are based. The options may be European style options, which means that they will be exercisable at the strike price only on the option expiration date. The value of the options prior to the option expiration date may vary because of related factors other than the price of the securities, stock indexes or ETFs on which the options are based.

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Options Risk described above. No one can guarantee that a liquid secondary trading market will exist for the FLEX Options. Trading in the FLEX Options may be less deep and liquid than certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and your investment.

The Fund is subject to performance and equity risk related to the Reference ETF, the S&P 500® Index and securities comprising the S&P 500® Index. The formulas to calculate the options’ payments at expiration is based on the price performance of the S&P 500® Index, the Reference ETF or the securities comprising the S&P 500® Index. The FLEX Options represent indirect positions in the S&P 500® Index, the Reference ETF or the securities comprising the S&P 500® Index and are subject to changes in value as the price of the S&P 500® Index, the Reference ETF or the or the securities comprising the S&P 500® Index rises or falls. The value of the FLEX Options may be adversely affected by various factors affecting the Reference ETF, the S&P 500® Index and the value of the securities comprising the S&P 500® Index. The settlement value of the FLEX Options is based on the S&P 500® Index or Reference ETF Closing Value on the option expiration date only, and will be substantially determined by market conditions as of such time. The Reference ETF seeks to replicate the performance of the S&P 500® Index. The value of the Reference ETF will fluctuate over time based on fluctuations in the value of the stocks held by the Reference ETF which may be impacted by changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates and the supply and demand for stocks that are components of the S&P 500® Index. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Credit Risk. Credit risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

Leverage Risk. The Fund may seek to gain exposure to certain securities in excess of 100%. Such exposure will make the Fund more sensitive to movement in the value of those instruments. In particular, investments in options and derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure such that increases or decreases in the value of the Fund’s portfolio will be magnified. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Amplified Returns Risk. The Fund’s portfolio exposes the fund to amplified losses from price depreciation in the level of the S&P 500 Index of more than 3.5% from last trading day of a month to the last trading day of the following month. The rate of loss to the Fund is twice as the rate of price depreciation in the level of the S&P 500 Index of more than 3.5% from the last trading day of a month to the last trading day of the following month. For time periods other than from the last trading day of a month to the last trading day of the following month, the Fund could experience more than one-to-one losses in market declines.

Market Risk. Market risk is the risk that a particular security owned by the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Risk of Loss. The Fund does not provide principal protection and you may not receive a return of the capital you invest.

Exchange-Traded Funds Risk. The Fund may invest in FLEX Options that reference an exchange traded fund (“ETF”) that seeks to track the S&P 500® Index. The risks of investment in such options typically reflect the risks of types of instruments in which the exchange traded funds (“ETF”) invest. The value of an ETF is subject to change as the values of the component securities of the index that the ETF seeks to track fluctuate. An ETF that seeks to track the S&P 500® Index may not exactly match the performance of the S&P 500® Index due to cash drag, differences between the portfolio of the ETF and the components of the S&P 500® Index, expenses and other factors. Certain options on an ETF may not qualify as “section 1256 contracts” under section 1256 of the Internal Revenue Code of 1986, as amended, and disposition of such options will likely result in short-term or long-term capital gains or losses to the Fund depending on the holding period.

New Fund Risk. The Fund is recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing their respective investment strategies, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

Index Limitations Risk. The Index is designed to represent a proposed option writing strategy. The Index Calculation Agent uses an option valuation method to calculate the value of the portfolio of FLEX Options that are constituents of the Index. Failure by the Index Calculation Agent to fully comprehend and accurately model the constituent FLEX Options may cause the performance of the Index to vary from the performance of an actual portfolio of the constituent securities or the performance of the Fund. Like many passive indexes, the Index does not take into account significant factors such as transaction costs and taxes and, because of factors such as these, the Fund’s portfolio should be expected to underperform the Index.

Index Sampling Risk. Index sampling risk is the chance that the investments selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. The Adviser expects the index sampling risk to be low.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index.

Newly Created Index Risk. The Index is newly created and has a limited history of performance. As such, it is uncertain how closely the Index may be able to track the performance of an actual portfolio of the constituent securities that comprise the Index.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to movements of assets into and out of the Fund in sizes that may differ from the size of the FLEX Option contracts that constitute the Index, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by reconstitutions and rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

Non-Diversification Risk. The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund. As a non-diversified fund, the Fund may hold fewer investments than a fund than is a diversified fund.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective. The Adviser and the portfolio managers have never managed this strategy in a mutual fund and this lack of experience may detract from the ability of the Fund to achieve its objective.

Tax Risk. The Fund expects to comply with the requirements of the Internal Revenue Code and other laws so that it will be taxed as a “regulated Investment company”; however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code.

Performance History

The Fund has recently commenced operations on November 6, 2017, and, as a result, does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at www.cboevestfunds.com or by calling the Fund toll-free at 855-505-VEST (8378).

Investment Adviser

Cboe Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in November 2017.

Howard Rubin, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in November 2017.

Jonathan Hale, a Portfolio Manager of the Adviser, has served as a portfolio manager to the Fund since its inception in November 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (Cboe Vest S&P 500® Enhance and Buffer Fund, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235), by wire, or by calling toll free at 1-855-505-VEST (8378). Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $1,000 for Investor Class Shares, $100,000 for Institutional Class Shares, and $30,000,000 for the Class Y Shares. Subsequent investments must be in amounts of $100 or more for Investor Class Shares and Institutional Class Shares. There is no minimum subsequent investment amount for Class Y Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.